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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM T-1

                       Statement of eligibility under the Trust
                        Indenture Act of 1939 of a corporation
                             designated to act as trustee

                 __X__Check if an application to determine eligibility
                      of a trustee pursuant to section 305(b)(2)

                                  BANKERS TRUST COMPANY
                   (Exact name of trustee as specified in its charter)


             280 PARK AVENUE
             NEW YORK, NEW YORK  10017                 13-4941247
             (Address of principal                     (I.R.S. Employer
             executive offices)                        Identification No.)


                   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (Exact name of obligor as specified in its charter)

             DELAWARE                                  33-3320910
             (State or other jurisdiction of           (I.R.S. Employer
             Incorporation or organization)            Identification No.)

                                  11 MADISON AVENUE
                              NEW YORK, NEW YORK  10010
                        (Address of principal executive offices)


             ABS MORTGAGE AND MANUFACTURED HOUSING CONTRACT MORTGAGE
             PASS-THROUGH CERTIFICATES AND ABS MORTGAGE AND MANUFACTURED
                               CONTRACT BACKED NOTES
                        (Title of the indenture securities)
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          Item 1.     General Information.

          Furnish the following information as to the trustee:


          (a) Name and address of each examining or supervising authority to which it is subject.

          NAME                               ADDRESS
          Office of the Comptroller          1114 Avenue of the
          of the Currency                    Americas, Suite 3900
                                             New York, New York 10036

          (b) Whether it is authorized to exercise corporate trust powers.

          Yes.


          Item 2.     Affiliations with Obligor

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.


          Item 16.  List of Exhibits

          Exhibit 1 -
          Restated Organization Certificate of Bankers Trust Company dated August 7, 1990, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-25843.

          Exhibit 2 -
          State of New York, Banking Department Good Standing Certificate dated July 1, 1997.

          Exhibit 3 -
          Existing By-Laws of Bankers Trust Company as amended dated February 18, 1997 - Incorporated by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-25843.
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          Exhibit 4 -
          Not Applicable.

          Exhibit 5 -
          Consent of Bankers Trust Company required by Section 321(b) of the Act.

          Exhibit 6 -
          Reports of Condition of Bankers Trust Company dated as of March 31, 1997 - Incorporated by reference to Exhibit 7 with Form T-1 Statement, Registration No. 333-25843.
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                                      SIGNATURE

               Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company a New York Corporation, organized and existing under the laws of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Irvine, and State of California, on the 17th day of July, 1997.




                                                Bankers Trust Company
                                                By:  /s/ Judy L. Gomez
                                                Judy L. Gomez
                                                Assistant Vice President
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                              State of New York,

                              BANKING DEPARTMENT



          I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York, DO HEREBY CERTIFY:

          THAT, BANKERS TRUST COMPANY is a corporation duly organized and existing under the laws of the State of New York and has its principal office and place of business at 130 Liberty Street, New York, New York.


          THAT, BANKERS TRUST COMPANY is validly existing as a banking organization under the Banking Law of the State of New York. The authorization certificate of such corporation has not been revoked or suspended and such corporation is a subsisting trust company under the supervision of this Department.

WITNESS, my hand and official seal of the Banking Department at the City of New York,

                       this 1st day of July in the Year of our Lord
                            ---        ----
                       one thousand nine hundred and ninety-seven
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                                     EXHIBIT 5


                                 CONSENT OF TRUSTEE

               Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Credit Suisse First Boston Mortgage Securities Corp. ABS Mortgage and Manufactured Housing Contract Mortgage Pass-Through Certificates and ABS Mortgage and Manufactured Contract Backed Notes, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


          Dated:  July 17, 1997                    Bankers Trust Company
                                                   By:  /s/ Judy L. Gomez
                                                   Judy L. Gomez
                                                   Assistant Vice President